Exhibit 99.1

HeartCore Reports Financial Results for Third Quarter and Nine Months Ended September 30, 2025

Under US GAAP (ASC 205-20), the Company must reclassify the disposed subsidiary, HeartCore Co., Ltd., as discontinued operations. This removes its results from continuing operations in the financial statements.

NEW YORK and TOKYO, November 18, 2025 (GLOBE NEWSWIRE) – HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), an IPO consulting services company based in Tokyo, reported financial results for the third quarter and nine months ended September 30, 2025.

Third Quarter 2025 and Recent Operational & Financial Highlights

●	Divested software business subsidiary, HeartCore Co., Ltd (“HeartCore Japan”)
●	Authorized one-time distribution payment to stockholders
●	Announced Go IPO client, rYojbaba Co., Ltd. began trading on the Nasdaq Stock Market
●	Signed 16th Go IPO contract

Management Commentary

“This past month, we made the strategic and transformative decision to divest our software business subsidiary, HeartCore Japan, in an all-cash transaction, effectively making a full pivot into our Go IPO business,” said Company CEO Sumitaka Kanno. “We believe this move positions HeartCore for long-term, sustainable success by sharpening our focus on a more profitable business in Go IPO. In parallel with this transaction, we also implemented meaningful expense reductions that will help lower operating costs going forward. A portion of the divestiture proceeds was used towards the one-time distribution payment, which was paid out yesterday. We are also continuing to assess all strategic alternatives to divest our subsidiary, Sigmaways. We believe this move will support our bottom-line performance going forward and further accelerate our shift towards the IPO consulting space.

“In recent months, we signed our 16th Go IPO client  , saw one client successfully begin trading, and anticipate another will commence trading soon. Additionally, following our Go IPO Korea seminar, we have been in discussion with several prospective Korean clients which we hope to materialize in the near future. Demand from Japan also remains strong, and we believe we are on the precipice of engaging additional potential clients in the next few months. This full transition into our Go IPO business now allows us to dedicate more time and resources to its growth, and with a strong pipeline, we look forward to continued expansion of our IPO consulting business in Japan and Korea.”

Third Quarter 2025 Financial Results

Revenues were $3.0 million, compared to $16.2 million in the same period last year. The decrease was primarily due to the signature warrant revenue of $13 million from one large GO IPO deal in the prior period, and no comparable revenue in the current period.

Gross profit was $1.5 million, compared to $14.0 million in the same period last year. The decrease was primarily due to the decrease in the gross profit from GO IPO services.

Operating expenses decreased to $1.5 million, compared to $1.7 million in the same period last year. The decrease was primarily cut down of various operating expenses to save cash flows.

Net income was $0.4 million compared to a net income of $10.8 million in the same period last year.

Adjusted EBITDA was $0.5 million, compared to $12.0 million in the same period last year.

As of September 30, 2025, the Company had cash and cash equivalents of $1.5 million, compared to $2.0 million on December 31, 2024. On a pro forma basis, as of November 18, 2025, the Company has approximately $2.5 million of cash and cash equivalents, after the one-time payment to stockholders.

Nine Months 2025 Financial Results

Revenues were $7.1 million, compared to $21.3 million in the same period last year. The decrease was primarily due to the signature warrant revenue of $13M from one large GO IPO deal in the prior period, and no comparable revenue in the current period.

Gross profit was $2.6 million, compared to $15.1 million in the same period last year. The decrease was primarily due to the decrease in the gross profit from GO IPO services.

Operating expenses decreased to $4.5 million, compared to $5.5 million in the same period last year. The decrease was primarily due to a decrease in general and administrative, selling, and research and development expenses.

Net loss was $1.7 million compared to a net income of $7.1 million in the same period last year.

Adjusted EBITDA was $(0.6) million, compared to $10.4 million in the same period last year.

About HeartCore Enterprises, Inc.

HeartCore is a Tokyo-based IPO consulting services company, guiding Japanese growth companies to achieve successful U.S. exchange listings through its flagship service, Go IPO. HeartCore’s Go IPOSM consulting services provide comprehensive consultation support, including pre-IPO consulting, regulatory guidance, financial preparation, and operational readiness to help businesses navigate the complexities of a successful U.S. listing. HeartCore’s goal is to streamline the entire process for Japanese companies to provide a seamless transition into the U.S. public markets. For more details, visit https://heartcore-enterprises.com/.

Non-GAAP Financial Measures

This document includes references to adjusted EBITDA, which is a non-GAAP financial measure. For the purposes of this presentation, adjusted EBITDA is calculated by adjusting net loss to exclude depreciation and amortization, changes in fair value of investments in marketable securities, changes in fair value of investment in warrants, interest income, and interest expenses.

This measure is presented as supplemental information and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”).

Management believes that adjusted EBITDA provides useful information to investors by highlighting the Company’s core operational performance, excluding non-cash and non-recurring items. However, non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

For the three months ended September 30,
Item	2025	2024
Net income	$0.4 million	$10.8 million
(+) Depreciation and amortization expense	$0.0 million	$0.2 million
(+) Changes in fair value of investments in marketable securities	$0.0 million	$-0.1 million
(+) Changes in fair value of investment in warrants	$0.1 million	$-2.9 million
(+) Loss on sale of warrants	$0.0 million	$4.0 million
(+) Changes in fair value of derivative liability	$0.0 million	$0.0 million
(-) Interest income	$0.0 million	$0.0 million
(+) Interest expenses	$0.0 million	$0.0 million
Adjusted EBITDA	$0.5 million	$12.0 million

For the nine months ended September 30,
Item	2025	2024
Net income	$-1.7 million	$7.1 million
(+) Depreciation and amortization expense	$0.0 million	$0.5 million
(+) Changes in fair value of investments in marketable securities	$0.9 million	$0.3 million
(+) Changes in fair value of investment in warrants	$0.1 million	$-1.6 million
(+) Loss on sale of warrants	$0.0 million	$4.0 million
(+) Changes in fair value of derivative liability	$0.0 million	$0.0 million
(-) Interest income	$0.0 million	$0.0 million
(+) Interest expenses	$0.1 million	$0.1 million
Adjusted EBITDA	$-0.6 million	$10.4 million

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

John Yi and Steven Shinmachi

HTCR@gateway-grp.com

(949) 574-3860

HEARTCORE ENTERPRISES, INC.

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,451,019	$1,973,810
Accounts receivable	1,107,187	1,030,243
Investments in marketable securities	2,903,815	4,495,703
Investment in warrants	598,380	-
Prepaid expenses	144,048	131,325
Current portion of long-term note receivable	200,000	100,000
Deferred offering costs	250,000	-
Other current assets	133,056	136,217
Current assets of discontinued operations	5,824,649	1,550,067
Total current assets	12,612,154	9,417,365

Non-current assets:
Property and equipment, net	319,361	475,697
Operating lease right-of-use assets	29,386	172,594
Long-term investment in warrants	354,950	577,786
Long-term note receivable	-	100,000
Deferred tax assets	3,914	31,575
Security deposits	6,578	108,880
Other non-current assets	10,828	11,715
Non-current assets of discontinued operations	-	3,069,422
Total non-current assets	725,017	4,547,669

Total assets	$13,337,171	$13,965,034

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,333,724	$1,637,108
Accounts payable and accrued expenses - related party	25,507	47,199
Accrued payroll and other employee costs	382,087	273,115
Due to related party	-	885
Short-term debt - related party	70,900	75,000
Current portion of long-term debts	49,479	46,382
Insurance premium financing	52,823	16,626
Factoring liability	228,310	172,394
Operating lease liabilities, current	20,400	134,910
Finance lease liabilities, current	17,349	15,956
Income tax payables	716,253	818,030
Deferred revenue	472,830	751,251
Derivative liability	245,820	-
Other current liabilities	654,606	589,762
Current liabilities of discontinued operations	4,735,007	2,843,104
Total current liabilities	9,005,095	7,421,722

Non-current liabilities:
Long-term debts	461,433	498,706
Operating lease liabilities, non-current	12,126	41,530
Finance lease liabilities, non-current	33,899	43,593
Asset retirement obligations	-	72,463
Non-current liabilities of discontinued operations	-	2,425,005
Total non-current liabilities	507,458	3,081,297

Total liabilities	9,512,553	10,503,019

Shareholders’ equity:
Preferred shares, $0.0001 par value, 20,000,000 shares authorized; Series A convertible preferred shares, 2,000 and no shares designated, issued and outstanding as of September 30, 2025 and December 31, 2024, respectively; aggregate liquidation preference of $2,256,833 and nil as of September 30, 2025 and December 31, 2024, respectively	1,360,586	-
Common shares, $0.0001 par value, 200,000,000 shares authorized, 23,310,770 and 21,937,987 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	2,331	2,193
Subscription receivable	-	(103,942)
Additional paid-in capital	21,269,122	20,656,153
Accumulated deficit	(17,797,861)	(16,244,843)
Accumulated other comprehensive income	357,275	343,936
Total HeartCore Enterprises, Inc. shareholders’ equity	5,191,453	4,653,497
Non-controlling interests	(1,366,835)	(1,191,482)
Total shareholders’ equity	3,824,618	3,462,015

Total liabilities and shareholders’ equity	$13,337,171	$13,965,034

HEARTCORE ENTERPRISES, INC.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

	For the nine months ended September 30,
	2025	2024

Revenues	$7,052,799	$21,270,891
Cost of revenues (including cost of revenues resulting from transactions with a related party of $61,078 and $117,601 for the three and nine months ended September 30, 2025, respectively, and of $101,452 and $126,569 for the three and nine months ended September 30, 2024, respectively)	4,453,735	6,208,885
Gross profit	2,599,064	15,062,006

Operating expenses:
Selling expenses	338,615	518,627
General and administrative expenses (including general and administrative expenses resulting from transactions with a related party of nil and $29,048 for the three and nine months ended September 30, 2025, respectively, and of $17,474 and $23,947 for the three and nine months ended September 30, 2024, respectively)	4,119,851	4,802,530
Research and development expenses	-	172,140
Total operating expenses	4,458,466	5,493,297

Income (loss) from continuing operations	(1,859,402)	9,568,709

Other income (expenses):
Changes in fair value of investments in marketable securities	(908,416)	(308,059)
Changes in fair value of investments in warrants	(74,109)	1,631,700
Loss on sale of warrants	-	(3,970,628)
Changes in fair value of derivative liability	(9,679)	-
Interest income	4,525	13,280
Interest expenses	(66,640)	(85,275)
Other income	63,327	26,336
Other expenses	(7,901)	(70,246)
Total other expenses	(998,893)	(2,762,892)

Income (loss) from continuing operations before income tax expense	(2,858,295)	6,805,817

Income tax expense	54,886	100,475

Net income (loss) from continuing operations	(2,913,181)	6,705,342
Income (loss) from discontinued operations, net of income tax	1,188,481	422,468
Net income (loss)	(1,724,700)	7,127,810
Less: net loss attributable to non-controlling interests	(171,682)	(645,546)
Net income (loss) attributable to HeartCore Enterprises, Inc.	(1,553,018)	7,773,356
Dividends accrued on Series A convertible preferred shares	(56,833)	-
Net income (loss) attributable to HeartCore Enterprises, Inc. common shareholders	$(1,609,851)	$7,773,356

Other comprehensive income (loss):
Foreign currency translation adjustment	9,668	51,678

Total comprehensive income (loss)	(1,715,032)	7,179,488
Less: comprehensive loss attributable to non-controlling interests	(175,353)	(654,384)
Comprehensive income (loss) attributable to HeartCore Enterprises, Inc.	$(1,539,679)	$7,833,872

Net income (loss) from continuing operations attributable to HeartCore Enterprises, Inc. per common share
Basic	$(0.12)	$0.35
Diluted	$(0.12)	$0.35

Income (loss) from discontinued operations per common share
Basic	$0.05	$0.02
Diluted	$0.04	$0.02

Net income (loss) attributable to HeartCore Enterprises, Inc. per common share
Basic	$(0.07)	$0.37
Diluted	$(0.07)	$0.37

Weighted average common shares outstanding
Basic	22,489,677	20,861,012
Diluted	27,153,162	20,861,012

HEARTCORE ENTERPRISES, INC.

Unaudited Consolidated Statements of Cash Flows

	For the nine months ended September 30,
	2025	2024

Cash flows from operating activities of continuing operations:
Net income (loss)	$(1,724,700)	$7,127,810
Income from discontinued operations, net of income tax	1,188,481	422,468
Net income (loss) from continuing operations	(2,913,181)	6,705,342
Adjustments to reconcile net income (loss) from continuing operations to net cash flows used in operating activities:
Depreciation and amortization expenses	36,994	532,958
Loss on disposal of property and equipment	116,981	1,798
Non-cash lease expense	52,843	93,554
Gain on termination of lease	(9,059)	-
Deferred income taxes	29,680	(133,875)
Stock-based compensation	69,222	236,826
Marketable securities received as noncash consideration	-	(572,010)
Warrants received as noncash consideration	(837,913)	(12,969,683)
Changes in fair value of investments in marketable securities	908,416	308,059
Changes in fair value of investments in warrants	74,109	(1,631,700)
Loss on sale of warrants	-	3,970,628
Changes in fair value of derivative liability	9,679	-
Gain on settlement of asset retirement obligations	(45,873)	-
Changes in assets and liabilities:
Accounts receivable	(77,103)	85,152
Prepaid expenses	127,401	(160,556)
Other assets	116,399	126,017
Accounts payable and accrued expenses	(304,033)	34,385
Accounts payable and accrued expenses - related party	(20,386)	28,315
Accrued payroll and other employee costs	106,123	21,942
Due to related party	(884)	-
Operating lease liabilities	(44,571)	(98,223)
Income tax payables	(105,064)	20,481
Deferred revenue	(278,421)	(55,047)
Other liabilities	7,683	428,522
Net cash flows used in operating activities of continuing operations	(2,980,958)	(3,027,115)

Cash flows from investing activities of continuing operations:
Purchase of investment in SAFE	-	(75,000)
Net proceeds from sale of warrants	-	5,640,000
Proceeds from sale of marketable securities	1,071,732	-
Net cash flows provided by investing activities of continuing operations	1,071,732	5,565,000

Cash flows from financing activities of continuing operations:
Payments for finance lease	(12,692)	(12,321)
Repayment of related party debt	(4,100)	-
Repayment of long-term debts	(34,176)	(24,485)
Repayment of insurance premium financing	(103,303)	(107,297)
Net proceeds from factoring arrangement	55,916	-
Net repayment of factoring arrangement	-	(257,295)
Capital contribution from non-controlling shareholder	-	67,195
Distribution of dividends	-	(834,566)
Proceeds from issuance of common shares related to at the market offering agreement	30,445	-
Proceeds from collection of subscription receivable	103,942	-
Proceeds from exercise of stock options	117,000	-
Proceeds from issuance of Series A convertible preferred shares and common shares related to securities purchase agreement, net of share issuance costs	1,800,000	-
Net cash flows provided by (used in) financing activities of continuing operations	1,953,032	(1,168,769)

Cash flows from discontinued operations:
Net cash flows provided by (used in) operating activities of discontinued operations	127,672	(747,399)
Net cash flows provided by investing activities of discontinued operations	29,222	27,323
Net cash flows used in financing activities of discontinued operations	(323,630)	(360,672)
Net cash flows used in discontinued operations	(166,736)	(1,080,748)

Effect of exchange rate changes	26,577	(68,730)

Net change in cash and cash equivalents	(96,353)	219,638

Cash and cash equivalents - beginning of the period	2,121,089	1,012,479

Cash and cash equivalents - end of the period	$2,024,736	$1,232,117

Supplemental cash flow disclosures:
Interest paid	$88,321	$104,880
Income taxes paid	$131,118	$201,035

Non-cash investing and financing transactions:
Insurance premium financing	$139,500	$172,689
Warrants converted to marketable securities	$388,260	$6,443,276
Issuance of common shares related to equity purchase agreement	$250,000	$-
Dividends accrued on Series A convertible preferred shares	$56,833	$-